Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 31st day of August, 2005.

By: /s/ ELIZABETH E. BAILEY
Elizabeth E. Bailey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31stday of August, 2005.

By: /s/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ J. DUDLEY FISHBURN
J. Dudley Fishburn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ ROBERT E. R. HUNTLEY
Robert E. R. Huntley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of August, 2005.

By: /s/ THOMAS W. JONES
Thomas W. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of August, 2005.

By: /s/ GEORGE MUÑOZ
George Muñoz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 28th day of August, 2005.

By: /s/ JOHN S. REED
John S. Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ CARLOS SLIM HELÚ
Carlos Slim Helú

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT THAT the undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Dinyar S. Devitre, G. Penn Holsenbeck and Charles R. Wall, or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) to said Registration Statement or Statements or existing Registration Statements on Form S-8 for the registration of shares of Common Stock, $.33 1/3 par value, to be issued or previously issued by the Company in connection with various employee benefit plans of the Company or a subsidiary thereof, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of August, 2005.

By: /s/ STEPHEN M. WOLF
Stephen M. Wolf